UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2025

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Item 7.01.	Regulation FD Disclosure.

On August 7, 2025, STRATA Skin Sciences, Inc. (the “Company”) issued a press release announcing its work with the Centers for Medicare & Medicaid Services (CMS) to obtain temporary codes that would accelerate access to recently expanded reimbursement for its XTRAC® excimer laser treatment. As the Company had previously announced, the American Medical Association’s CPT Editorial Panel, in a landmark decision,  approved updates to codes 96920–96922, expanding reimbursement eligibility for XTRAC Excimer Laser treatments to include all inflammatory and autoimmune skin conditions—such as vitiligo, atopic dermatitis, and alopecia areata—in addition to psoriasis, effective January 1, 2027. By securing temporary CMS codes,  the Company aims to make these expanded indications reimbursable as early as the 2026 rule cycle, effectively tripling the addressable patient population while improving treatment economics for both providers and the Company.

The press release also reported on recent peer reviewed publications supporting excimer laser therapy in combination with JAK inhibitors for treating vitiligo. The Company’s intellectual property portfolio includes patents for the use of JAK inhibitors in combination with excimer laser therapy.

Also covered  in the press release is an update on the lawsuit for unfair competition under the Lanham Act against LaserOptek America and other parties. Specifically, the release stated that that the Federal District Court has agreed with the Company’s position that LaserOptek Co. Ltd, (‘LaserOptek Korea’) the South Korean parent of LaserOptek America, should be added as a defendant in the lawsuit, and that the Company was encouraged  that the court recognized that the Company was justified in its assertions that the US based defendants  had engaged in duplicitous actions in attempting to hide and shield the Korean entity from the lawsuit.  The court also allowed the Company to add another defendant,  C. Dalton, LLC, the entity that represented LaserOptek Korea’s interests in the U.S.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K and shall not be deemed to be “filed”:

Exhibit No.	Exhibit Description
99.1	Press release dated August 7, 2025, issued by Strata Skin Sciences, Inc.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: August 7, 2025	By:	/s/ John Gillings
John Gillings
Chief Accounting Officer